UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2022

ALSET CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-41254	87-3296100
(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 210

Bethesda, MD 20814

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 301-971-3955

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock, one-half of one Redeemable Warrant and one Right	ACAXU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ACAX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ACAXW	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-tenth of one share of Class A Common Stock	ACAXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events

On January 24, 2022, Alset Capital Acquisition Corp. a Delaware corporation (the “Company”) completed its initial public offering (the “Offering”) of 8,625,000 units (“Units”), including the issuance of 1,125,000 Units as a result of the underwriter’s full exercise of its over-allotment option. Each Unit consists of one share of Class A common stock, par value $0.0001 per share, one-half of one redeemable warrant (“Warrant”) and one right (“Right”). Each whole Warrant entitles the holder to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment. Each Right entitles the holder thereof to receive one-tenth (1/10) of one share of Class A common stock upon the consummation of an initial business combination. Such Units were registered pursuant to the Company’s registration statement on Form S-1 (File Nos. 333-261494). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $86,250,000.

As previously reported on a Current Report on Form 8-K of the Company, on January 31, 2022, simultaneously with the consummation of the Offering, the Company completed a private placement of an aggregate of 473,750 units (the “Private Placement Units”), including the issuance of 33,750 Private Placement Units in connection with the underwriter’s full exercise of its over-allotment option, at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $4,735,500 (the “Private Placement”).

On February 3, 2022, a total of $87,112,500, comprised of the proceeds from the Offering and the proceeds of the Private Placement, net of the underwriting commissions, discounts, and offering expenses, was deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of February 3, 2022 reflecting receipt of the proceeds upon consummation of the Offering and the Private Placement has been issued by the Company and is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Audited Balance Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSET CAPITAL ACQUISITION CORP.

Date: February 9, 2022	By:	/s/ Heng Fai Ambrose Chan
Heng Fai Ambrose Chan
Chief Executive Officer